UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report

July 17, 2007

PIPELINE DATA INC.

(Exact name of small business issuer in its charter)

Delaware	7389	13-3953764
(State or jurisdiction of incorporation or organization)	(Primary Standard Indus. Classification Code Number)	(I.R.S. Employer Identification No)

1515 Hancock Street, Suite 301, Hancock Plaza

                Quincy, Massachusetts 02169

(617) 405-2600

(Address and telephone number of principal executive offices)

MacAllister Smith

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

(617) 405-2600

(Name, address and telephone number of agent for service)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Pipeline Data Inc. (the "Company") dismissed Drakeford & Drakeford, LLC as the Company's independent registered public accounting firm.

The audit reports of Drakeford & Drakeford, LLC on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and December 30, 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and December 30, 2006 and for the interim period through the date the Company's engagement of Drakeford & Drakeford, LLC ended, there were no disagreements with Drakeford & Drakeford, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Drakeford & Drakeford, LLC 's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

During the fiscal years ended December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and December 30, 2006 and for the interim period through the date the Company's engagement of Drakeford & Drakeford, LLC ended, Drakeford & Drakeford, LLC did not advise the Company of any reportable events under Item 304(a)(1)(iv) and (v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Audit Committee of the Company's Board engaged J.H. Cohn LLP as the Company's new independent registered public accounting firm. During the fiscal years ended December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and December 30, 2006 and for the interim period through the date the Company's engagement of Drakeford & Drakeford, LLC ended, neither the Company nor anyone acting on the Company's behalf consulted J.H. Cohn LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by J.H. Cohn LLP that J.H. Cohn LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement" or "event," as those terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pipeline Data Inc.
Dated:	July 17, 2007	By:	/s/ MacAllister Smith
		Name:	MacAllister Smith
		Title:	Chief Executive Officer